SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 24, 2002

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)
(908) 298-4000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with the 8-K:

99.1 Press Release dated October 24, 2002

99.2 Product Sales Data

Item 9. Regulation FD Disclosure.

Schering-Plough Corporation today issued a press release reporting sales and earnings for the 2002 third quarter and provided additional product sales data. The press release is attached to this 8-K as Exhibit 99.1 and the product sales data is attached to this 8-K as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: Thomas H. Kelly

Thomas H. Kelly

Vice President and Controller

Date: October 24, 2002

Exhibit Index

The following exhibits are filed with this 8-K:

99.1 Press Release dated October 24, 2002

99.2 Product Sales Data